SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (date of earliest event reported): March 25, 2015


                               SYNERGY RESOURCES CORPORATION
                               -----------------------------
                   (Exact name of Registrant as specified in its charter)


         Colorado                     001-35245                 20-2835920
  ----------------------           -----------------         ----------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
      of incorporation)                                      Identification No.)


                                20203 Highway 60
                           Platteville, Colorado 80651
              ----------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073


                                       N/A
                      ------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

     The Company will hold a conference call on Thursday, April 9, 2015 at 12:00 noon Eastern time (10 am. Mountain time) to discuss its operating results for its second fiscal quarter which ended February 28, 2015.

     Co-CEO Ed Holloway, co-CEO William Scaff, Jr., CFO Monty Jennings, Chief Operating Officer Craig Rasmuson, and VP of Capital Markets and Investor Relations Jon Kruljac will host the presentation, followed by a question and answer period.

Date: Thursday, April 9, 2015
Time: 12 noon Eastern time (10 am. Mountain time)
Domestic Dial-In #: 877-407-9122
International Dial-In #: 201-493-6747

     The conference call will be webcast simultaneously which can be accessed via this link: http://syrginfo.equisolvewebcast.com/q2-2015 and via the investor section of the Company's web site at www.syrginfo.com.

     Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, contact Rhonda Sandquist with Synergy Resources at 970-737-1073.

     A replay of the call will be available after 3:00 p.m. Eastern time on the same day and until April 23, 2015.

Domestic Toll-free Replay #: 877-660-6853
International Replay #: 201-612-7415
Replay ID#411931



Item 9.01   Exhibits

Exhibit
Number     Description of Document
------     -----------------------

  99       March 25, 2015 press release regarding conference call information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2015


                                   SYNERGY RESOURCES CORPORATION


                                   By:/s/ Frank L. Jennings
                                      -------------------------------------
                                      Frank L. Jennings, Principal Financial and
                                      Accounting Officer